Exhibit 99.1Exhibit 99.1

Forward Looking Statements and Other Disclosures

Safe Harbor Statement: Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements, and you should refer to the additional information contained in Chesapeake Utilities Corporation's 2019 Annual Report on Form 10-K filed with the SEC and our other SEC filings concerning factors that could cause those results to be different than contemplated in today's discussion.

REG G Disclosure: Today's discussion includes certain non-GAAP financial measures as defined under SEC Regulation G. Although non-GAAP measures are not intended to replace the GAAP measures for evaluation of Chesapeake's performance, Chesapeake believes that the portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor's evaluation purposes.

Gross Margin (non-GAAP measure): Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities and excludes depreciation, amortization and accretion. Other companies may calculate gross margin in a different manner.

A STRONG foundation FOR GROWTH

2

CHESAPEAKE UTILITIES CORPORATION

2019 Strategic Accomplishments

A STRONG
foundation
FOR GROWTH

- Enhanced Chesapeake team to support growth
- EPS growth:

	GAAP	Cont. Ops.
1-year	14.8%	7.2%
3- year	11.5%	10.3%
5- year	9.9%	9.4%
10-year	10.7%	11.3%

- Generated a Return on Equity of 12% (11.3% from continuing operations), while investing $199 million in capital in 2019
- 9.5% annualized dividend growth supported by earnings growth
- Exited Energy Marketing business after strategic review generating $5.4 million after-tax gain
- Completed Ohl and Boulden acquisitions to enhance propane margin and future growth
- Identified new projects/initiatives to position the Company for continued success including Marlin Gas Services, the Del-Mar Energy Pathway pipeline, Florida and Ohio transmission expansion projects, and the pending Elkton Gas acquisition

3

Strategic Plan Execution Capital Discipline and Efficiency Peer/Industry ROE vs. Capital Expenditures (October 2016 – September 2019) Financial discipline to maintain 20% High Returns/Low Investment High Returns/High Investment upper quartile performance of 18% Capital Investment, EPS Growth, ROE, Dividend Growth and 16% Total Shareholder Return 14% Chesapeake Utilities CPK Three Year Performance vs. Peer Group 12% As of 9/30/19 10% th CPK * Med 75 8% Cap EX 24.5% 12.6% 13.9% ROE 11.4% 9.8% 10.5% 6% EPS Growth 10.7% 8.7% 9.9% 4% Chesapeake Dividend Growth 9.9% 6.3% 6.8% CPK Performance Peer Group 2% Electric & Combination Groups TSR 14.6% 11.9% 15.2% (TSR Thru 12/31/19) 0% Low Returns/High Investment Low Returns/Low Investment -2% 0% 5% 10% 15% 20% 25% 30% Capital Expenditures/Total Capitalization * Chesapeake compared to Median and th 75 Percentile Performance of Peer Group 4 Weighted Average ROEStrategic Plan Execution Capital Discipline and Efficiency Peer/Industry ROE vs. Capital Expenditures (October 2016 – September 2019) Financial discipline to maintain 20% High Returns/Low Investment High Returns/High Investment upper quartile performance of 18% Capital Investment, EPS Growth, ROE, Dividend Growth and 16% Total Shareholder Return 14% Chesapeake Utilities CPK Three Year Performance vs. Peer Group 12% As of 9/30/19 10% th CPK * Med 75 8% Cap EX 24.5% 12.6% 13.9% ROE 11.4% 9.8% 10.5% 6% EPS Growth 10.7% 8.7% 9.9% 4% Chesapeake Dividend Growth 9.9% 6.3% 6.8% CPK Performance Peer Group 2% Electric & Combination Groups TSR 14.6% 11.9% 15.2% (TSR Thru 12/31/19) 0% Low Returns/High Investment Low Returns/Low Investment -2% 0% 5% 10% 15% 20% 25% 30% Capital Expenditures/Total Capitalization * Chesapeake compared to Median and th 75 Percentile Performance of Peer Group 4 Weighted Average ROE

2020 – 2022 Strategic Growth Initiatives Develop new Complete transmission Earnings transmission infrastructure projects Per Share projects Growth DNG and FPU Expand Marlin gas organic 2020 – 2022E: CNG delivery growth $297mm to $532mm Total Return on Dividend 2019E: $170mm Shareholder to $185mm Equity Growth RNG and LNG Return 2018: $283mm Elkton Gas transport acquisition services and RNG processing Propane business growth Combined Heat via acquisitions, and Power start-ups and Disciplined Projects AutoGas Capital Investment 52020 – 2022 Strategic Growth Initiatives Develop new Complete transmission Earnings transmission infrastructure projects Per Share projects Growth DNG and FPU Expand Marlin gas organic 2020 – 2022E: CNG delivery growth $297mm to $532mm Total Return on Dividend 2019E: $170mm Shareholder to $185mm Equity Growth RNG and LNG Return 2018: $283mm Elkton Gas transport acquisition services and RNG processing Propane business growth Combined Heat via acquisitions, and Power start-ups and Disciplined Projects AutoGas Capital Investment 5

Capital Investment Guidance Continued Record Investment in Our Business to Drive Growth $350,000 $303,153 Target 2018 – 2022: $750 million - $1 billion $300,000 $282,861 $250,000 $250,000 $215,000 Reach $1 billion $198,986 $1.%1,00BIllion75 $200,000 $30,000 0 MM $150,000 $185,000 $100,000 $50,000 Reach $750 million $53,153 $0 2018 2019 Budget 2020 Target 2021-2022 Management reaffirms its five year capital expenditure guidance of $750 million to $1 billion. Through the first two years (2018-2019) of the five-year forecasted period through 2022, the Company has invested $482 million on new capital expenditures. 6 Capital Expenditures in thousandsCapital Investment Guidance Continued Record Investment in Our Business to Drive Growth $350,000 $303,153 Target 2018 – 2022: $750 million - $1 billion $300,000 $282,861 $250,000 $250,000 $215,000 Reach $1 billion $198,986 $1.%1,00BIllion75 $200,000 $30,000 0 MM $150,000 $185,000 $100,000 $50,000 Reach $750 million $53,153 $0 2018 2019 Budget 2020 Target 2021-2022 Management reaffirms its five year capital expenditure guidance of $750 million to $1 billion. Through the first two years (2018-2019) of the five-year forecasted period through 2022, the Company has invested $482 million on new capital expenditures. 6 Capital Expenditures in thousands

Updated Earnings Guidance Increasing 2022 EPS target to $4.70 - $4.90 $5.00 $4.90 $4.55 $4.70 Previous 2022 EPS $4.50 guidance of $4.20 to $4.55 is now increased to $4.70 - $4.90, $4.20 $4.00 based on our current $3.72 strategic plan investments and growth prospects. $3.50 $3.00 2019 2022 Prior 2022 New 7Updated Earnings Guidance Increasing 2022 EPS target to $4.70 - $4.90 $5.00 $4.90 $4.55 $4.70 Previous 2022 EPS $4.50 guidance of $4.20 to $4.55 is now increased to $4.70 - $4.90, $4.20 $4.00 based on our current $3.72 strategic plan investments and growth prospects. $3.50 $3.00 2019 2022 Prior 2022 New 7

Financial Summary Income from Continuing and Discontinuing Operations Fourth Quarter Year-to-Date Record High Earnings per Share: (in thousands except per share data) 2019 2018 2019 2018 Operating Income $ 29,642 $ 28,873 $ 106,287 $ 94,843 • EPS (GAAP) of $3.96 • 14.8% increase in 2019 Other Expense, net (1,108) (434) (1,830) (603) • Operating Income of $106 million Interest Charges 5,642 4,383 22,224 16,146 Income from Continuing Operations EPS Growth (Continuing Operations): Before Income Taxes 22,892 24,056 82,233 78,094 • EPS of $3.72 Income Taxes on Continuing Operations 5,723 6,260 2 1,091 2 1,232 • 7.2% increase in 2019 Income from Continuing Operations 1 7,169 1 7,796 61,142 56,862 • 8.5% plus CAGR for the 3, 5 and 10 Loss from Discontinued Operations, Net of Tax (9) 5 (1,391) (282) years ended 2019 Gain on sale of Discontinued Operations, Net of Tax 5,402 - 5,402 - The strategic divestiture of PESCO Net Income $ 22,562 $ 17,801 $ 65,153 $ 56,580 (gas marketing) produced a $5.4 million after tax gain Diluted EPS from Continuing Operations $1.04 $1.08 $3.72 $3.47 Diluted EPS (GAAP) $1.37 $1.08 $3.96 $3.45 8Financial Summary Income from Continuing and Discontinuing Operations Fourth Quarter Year-to-Date Record High Earnings per Share: (in thousands except per share data) 2019 2018 2019 2018 Operating Income $ 29,642 $ 28,873 $ 106,287 $ 94,843 • EPS (GAAP) of $3.96 • 14.8% increase in 2019 Other Expense, net (1,108) (434) (1,830) (603) • Operating Income of $106 million Interest Charges 5,642 4,383 22,224 16,146 Income from Continuing Operations EPS Growth (Continuing Operations): Before Income Taxes 22,892 24,056 82,233 78,094 • EPS of $3.72 Income Taxes on Continuing Operations 5,723 6,260 2 1,091 2 1,232 • 7.2% increase in 2019 Income from Continuing Operations 1 7,169 1 7,796 61,142 56,862 • 8.5% plus CAGR for the 3, 5 and 10 Loss from Discontinued Operations, Net of Tax (9) 5 (1,391) (282) years ended 2019 Gain on sale of Discontinued Operations, Net of Tax 5,402 - 5,402 - The strategic divestiture of PESCO Net Income $ 22,562 $ 17,801 $ 65,153 $ 56,580 (gas marketing) produced a $5.4 million after tax gain Diluted EPS from Continuing Operations $1.04 $1.08 $3.72 $3.47 Diluted EPS (GAAP) $1.37 $1.08 $3.96 $3.45 8

Reconciliation of Year-to-Date Results from Continuing Operations Key Variances for the twelve months ended December 31, 2019 vs. 2018 Pre-tax Net Earnings Income Income Per Share (in thousands, except per share data) $ 78,094 $ 56,862 $ 3 .47 Year ended December 31, 2018 Reported Results from Continuing Operations Adjusting for unusual items: Decreased customer consumption - primarily due to warmer weather (4,852) (3,607) (0 .22) Nonrecurring separation expenses associated with a former executive 1,548 1,421 0.09 2018 retained tax savings for certain Florida natural gas operations 1,321 990 0.06 Lower wholesale propane margins due to non-recurring impact of the 2018 (866) (644) (0 .04) Bomb Cyclone Pension settlement expense associated with the de-risking of the Chesapeake (693) (515) (0 ..03) Pension Plan Total Unusual items (3 ,542) (2,355) (0 .14) 3 0,827 22,921 1.39 Gross Margins Other Operating Expenses (Excluding Cost of Sales) (15,943) (11,853) (0 .71) Other income tax effects - 816 0.05 Interest Charges (6,078) (4 ,519) (0.27) Net Other Changes (1 ,125) (730) (0 .07) $ 82,233 $ 61,142 $ 3 .72 Year ended December 31, 2019 Reported Results from Continuing Operations 9Reconciliation of Year-to-Date Results from Continuing Operations Key Variances for the twelve months ended December 31, 2019 vs. 2018 Pre-tax Net Earnings Income Income Per Share (in thousands, except per share data) $ 78,094 $ 56,862 $ 3 .47 Year ended December 31, 2018 Reported Results from Continuing Operations Adjusting for unusual items: Decreased customer consumption - primarily due to warmer weather (4,852) (3,607) (0 .22) Nonrecurring separation expenses associated with a former executive 1,548 1,421 0.09 2018 retained tax savings for certain Florida natural gas operations 1,321 990 0.06 Lower wholesale propane margins due to non-recurring impact of the 2018 (866) (644) (0 .04) Bomb Cyclone Pension settlement expense associated with the de-risking of the Chesapeake (693) (515) (0 .03) Pension Plan Total Unusual items (3 ,542) (2,355) (0 .14) 3 0,827 22,921 1.39 Gross Margins Other Operating Expenses (Excluding Cost of Sales) (15,943) (11,853) (0 .71) Other income tax effects - 816 0.05 Interest Charges (6,078) (4 ,519) (0.27) Net Other Changes (1 ,125) (730) (0 ..07) $ 82,233 $ 61,142 $ 3 .72 Year ended December 31, 2019 Reported Results from Continuing Operations 9

Reconciliation of Year-to-Date Results Key Variances for the years ended December 31, 2019 vs. 2018 Pre-tax Net Earnings (in thousands except earnings per share) Income Income Per Share Increased (Decreased) Gross Margin Eastern Shore and Peninsula Pipeline service expansions (including related $ 12,600 $ 9 ,369 $ 0.57 Florida natural gas distribution operation expansions) Margin contribution from Unregulated Energy acquisitions 6,830 5,078 0.31 Natural gas distribution growth (excluding service expansions) 4,718 3,508 0.21 Increased retail propane margins 3,229 2,401 0.15 Retained tax savings from certain Florida natural gas operations 2019 1,023 760 0.05 associated with TCJA Sandpiper's margin primarily from natural gas conversions 983 731 0.04 Higher Aspire Energy margin from rate increases 518 385 0 .02 Florida GRIP 508 378 0.02 Eight Flags margin from increased production 418 311 0.02 3 0,827 2 2,921 1.39 (Increased) Decreased Other Operating Expenses (Excluding Cost of Sales) (5,727) (4,258) (0 .26) Depreciation, amortization and property tax costs due to new capital investments Operating expenses for Unregulated Energy acquisitions (4 ,636) (3,447) (0 .21) Payroll, benefits and other employee-related expenses (4,204) (3,126) (0 .19) Insurance (non-health) - both insured and self-insured components (2 ,267) (1 ,685) (0.10) Stock compensation expense associated with leadership transitions during 2019 (1 ,114) (828) (0 .05) Vehicle expenses due to additional fleet to support growth (309) (230) (0.01) Timing of excavation and inspection activities in 2018 to comply with Company's 1,733 1,289 0.08 integrity management program Facilities and maintenance costs due to consolidation of facilities 581 432 0 .03 (15,943) (11,853) (0 .71) Net Increase $ 14,884 $ 11,068 $ 0 ..68 10Reconciliation of Year-to-Date Results Key Variances for the years ended December 31, 2019 vs. 2018 Pre-tax Net Earnings (in thousands except earnings per share) Income Income Per Share Increased (Decreased) Gross Margin Eastern Shore and Peninsula Pipeline service expansions (including related $ 12,600 $ 9 ,369 $ 0.57 Florida natural gas distribution operation expansions) Margin contribution from Unregulated Energy acquisitions 6,830 5,078 0.31 Natural gas distribution growth (excluding service expansions) 4,718 3,508 0.21 Increased retail propane margins 3,229 2,401 0.15 Retained tax savings from certain Florida natural gas operations 2019 1,023 760 0.05 associated with TCJA Sandpiper's margin primarily from natural gas conversions 983 731 0.04 Higher Aspire Energy margin from rate increases 518 385 0 .02 Florida GRIP 508 378 0.02 Eight Flags margin from increased production 418 311 0.02 3 0,827 2 2,921 1.39 (Increased) Decreased Other Operating Expenses (Excluding Cost of Sales) (5,727) (4,258) (0 .26) Depreciation, amortization and property tax costs due to new capital investments Operating expenses for Unregulated Energy acquisitions (4 ,636) (3,447) (0 .21) Payroll, benefits and other employee-related expenses (4,204) (3,126) (0 .19) Insurance (non-health) - both insured and self-insured components (2 ,267) (1 ,685) (0.10) Stock compensation expense associated with leadership transitions during 2019 (1 ,114) (828) (0 .05) Vehicle expenses due to additional fleet to support growth (309) (230) (0.01) Timing of excavation and inspection activities in 2018 to comply with Company's 1,733 1,289 0.08 integrity management program Facilities and maintenance costs due to consolidation of facilities 581 432 0 .03 (15,943) (11,853) (0 .71) Net Increase $ 14,884 $ 11,068 $ 0 .68 10

Capital Expenditures
2019 and 2020

(dollars in thousands)	Actual for Fiscal 2019	Estimate for Fiscal 2020 Low	Estimate for Fiscal 2020 High
Regulated Energy:			
Natural gas distribution	$ 62,744	$ 72,000	$ 83,000
Natural gas transmission	62,000	83,000	96,000
Electric distribution	5,860	5,000	7,000
Total Regulated Energy	130,604	160,000	186,000
Unregulated Energy:			
Propane distribution (1)	38,347	10,000	11,000
Energy transmission	11,206	6,000	6,000
Other unregulated energy	10,481	6,000	8,000
Total Unregulated Energy	60,034	22,000	25,000
Other:			
Corporate and other businesses	8,348	3,000	4,000
Total 2019 Capital Expenditures	$ 198,986	$ 185,000	$ 215,000

(1) The 2019 expenditures includes $24.5 million for the acquisition of certain propane operating assets of Boulden completed in December 2019.

We have a robust capital forecast for 2020.

A STRONG foundation FOR GROWTH

11

CHESAPEAKE UTILITIES CORPORATION

Capital Capacity to Support Future Growth

Total Capitalization has More Than Doubled in Five Years



(in thousands)
Stockholders' Equity
Long-Term Debt
Short-Term Debt * *
$1,000,000
$500,000
$0
$556,148
$689,692
$805,010
$944,079
$1,140,852
$1,294,716
$1,294,716
$97,340
$158,486
$300,322
$182,548
$149,006
$358,138
$221,970
$136,954
$446,086
$260,390
$197,395
$486,294
$306,393
$316,020
$518,439
$292,971
$440,168
$561,577
$202,971
$530,168
$561,577
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
* Pro Forma

	12/31/14	12/31/15	12/31/16	12/31/17	12/31/18	12/31/19	* Pro Forma
Equity/Permanent Capitalization	65.5%	70.6%	76.5%	71.1%	62.1%	56.1%	51.4%
Equity/Total Capitalization	54.0%	51.9%	55.4%	51.5%	45.4%	43.4%	43.4%

*** Short-term debt includes current portion of long-tem debt*

Available Financing Capacity

- $370 million bank lines of credit through October 2020
- $160 million private placement shelf facilities available for additional financing needs

- Pro Forma includes $90 million of committed long-term debt to permanently finance short-term borrowing.

  $50 million 3.00% to be funded July 15, 2020
  $40 million 2.96% to be funded August 14, 2020

Chesapeake seeks to align permanent financing with the in-service dates of its capital projects

Target Equity to Total Capitalization Ratio of 50% or Higher

A STRONG foundation FOR GROWTH

12

CHESAPEAKE UTILITIES CORPORATION

Major Projects and Initiatives Increasing Shareholder Value by Continuously Seeking and Developing Projects and Initiatives Gross Margin for the Period Key 2019 Margin Increase Drivers: Year Ended December 31, Estimated for Fiscal • $12.6 MM from new pipeline projects in thousands 2018 2019 2020 2021 Expansions: 2017 Eastern Shore System Expansion - including interim • $6.8 MM from recent acquisitions services $ 9 ,103 $ 16,434 $ 15,799 $ 15,799 Northwest Florida Expansion (including related natural gas • $3.2 MM from regulatory initiatives distribution services) 4,350 6 ,516 6,500 6,500 Western Palm Beach County, Florida Expansion 54 2 ,139 5,047 5,227 Del-Mar Energy Pathway - including interim services - 731 2 ,512 4,100 • We continue to pursue projects that will Auburndale - 283 679 679 Callahan Intrastate Pipeline - - 3 ,219 6 ,400 further enhance our margin growth in Guernsey Power Station - - - 1,400 2020 and 2021, and will add to the table Total Expansions 1 3,507 26,103 33,756 4 0,105 as projects are finalized. Acquisitions: Marlin Gas Services 110 5,410 6 ,400 7,000 Ohl Propane - 1,200 1,236 1,250 • Margin numbers for Elkton Gas Boulden Acquisition - 329 4,000 4,200 acquisition and Hurricane Michael Elkton Gas Company - - TBD TBD regulatory proceeding will be added Total Acquisitions 110 6,939 1 1,636 1 2,450 Regulatory Initiatives: once finalized. Florida GRIP 1 3,020 1 3,528 14,858 1 5,831 Tax benefit retained by certain Florida entities - 2,740 1 ,400 1,500 Hurricane Michael regulatory proceeding - - TBD TBD Additions to Table since September 2019: Total Regulatory Initiatives 1 3,020 16,268 16,258 1 7,331 - 2020 additional margin $3.0 million - 2021 now included $8.2 million margin Total $ 26,637 $ 4 9,310 $ 61,650 $ 69,886 $ 2 2,673 $ 12,340 $ 8,236 Change 13Major Projects and Initiatives Increasing Shareholder Value by Continuously Seeking and Developing Projects and Initiatives Gross Margin for the Period Key 2019 Margin Increase Drivers: Year Ended December 31, Estimated for Fiscal • $12.6 MM from new pipeline projects in thousands 2018 2019 2020 2021 Expansions: 2017 Eastern Shore System Expansion - including interim • $6.8 MM from recent acquisitions services $ 9 ,103 $ 16,434 $ 15,799 $ 15,799 Northwest Florida Expansion (including related natural gas • $3.2 MM from regulatory initiatives distribution services) 4,350 6 ,516 6,500 6,500 Western Palm Beach County, Florida Expansion 54 2 ,139 5,047 5,227 Del-Mar Energy Pathway - including interim services - 731 2 ,512 4,100 • We continue to pursue projects that will Auburndale - 283 679 679 Callahan Intrastate Pipeline - - 3 ,219 6 ,400 further enhance our margin growth in Guernsey Power Station - - - 1,400 2020 and 2021, and will add to the table Total Expansions 1 3,507 26,103 33,756 4 0,105 as projects are finalized. Acquisitions: Marlin Gas Services 110 5,410 6 ,400 7,000 Ohl Propane - 1,200 1,236 1,250 • Margin numbers for Elkton Gas Boulden Acquisition - 329 4,000 4,200 acquisition and Hurricane Michael Elkton Gas Company - - TBD TBD regulatory proceeding will be added Total Acquisitions 110 6,939 1 1,636 1 2,450 Regulatory Initiatives: once finalized. Florida GRIP 1 3,020 1 3,528 14,858 1 5,831 Tax benefit retained by certain Florida entities - 2,740 1 ,400 1,500 Hurricane Michael regulatory proceeding - - TBD TBD Additions to Table since September 2019: Total Regulatory Initiatives 1 3,020 16,268 16,258 1 7,331 - 2020 additional margin $3.0 million - 2021 now included $8.2 million margin Total $ 26,637 $ 4 9,310 $ 61,650 $ 69,886 $ 2 2,673 $ 12,340 $ 8,236 Change 13

Propane Growth Initiatives

Residential Community Gas Systems

- Maintain/develop residential builder relationships to capitalize on new development opportunities
- These relationships are translating into new CGS in non-core markets

AutoGas Fueling Stations

- Strategic partners key
- Multi-fleet fueling station network to support efficiency for our customers
- Providing fleets/buses solutions

Poultry Production

- Growth in poultry production on Delmarva
- Superior infrastructure and grower relations

Start-ups and Acquisitions

- Expand beyond existing service territories
- In-fill acquisitions between operations
- Ohl and Boulden acquisitions

PROPANE DELMARVA	PROPANE FLORIDA


ENERGY SERVICE TERRITORY
PUBLIC PROPANE FUELING STATIONS
PENNSYLVANIA
NEW JERSEY
MARYLAND
DELAWARE
DELAWARE BAY
CHESAPEAKE BAY
VIRGINIA
ATLANTIC OCEAN


Natural Gas, Propane & Electric
Electric/Propane
Natural Gas & Propane
Natural Gas
Propane

Our propane operations compliment natural gas distribution to serve customers' energy needs in areas where natural gas is currently unavailable.

A STRONG foundation FOR GROWTH

14

CHESAPEAKE UTILITIES CORPORATION

Marlin Gas Services – Engine for Growth and Customer Service Continues to Exceed Performance Expectations Marlin Gas Services Gross Margin Estimates 2020 - 2021 $8,000 $7,000 $6,400 $7,000 $6,000 $5,400 $5,000 $4,000 2019 2020 2021 Marlin Gas Services continues to actively expand the territories it serves, as well as leverage its patented technology to serve liquefied natural gas transportation needs and to aid in the transportation of renewable natural gas from the supply sources to various pipeline interconnection points. Emergency Pipeline Integrity Utility Gas Services Services Supply Services 15 In thousandsMarlin Gas Services – Engine for Growth and Customer Service Continues to Exceed Performance Expectations Marlin Gas Services Gross Margin Estimates 2020 - 2021 $8,000 $7,000 $6,400 $7,000 $6,000 $5,400 $5,000 $4,000 2019 2020 2021 Marlin Gas Services continues to actively expand the territories it serves, as well as leverage its patented technology to serve liquefied natural gas transportation needs and to aid in the transportation of renewable natural gas from the supply sources to various pipeline interconnection points. Emergency Pipeline Integrity Utility Gas Services Services Supply Services 15 In thousands

Chesapeake Utilities Corporation Committed to Reducing Emissions while Protecting Consumers Source:: 16Chesapeake Utilities Corporation Committed to Reducing Emissions while Protecting Consumers Source:: 16

There is good dialogue today for how our society finds effective measures to understand and address climate change. As this dialogue continues, we remain mindful of the following: • U.S. emissions are at a 25 year low • The U.S. leads the world in carbon emission reductions • Natural gas is replacing coal for power generation • 60% of the emission reductions results from increased use of natural gas as the primary U.S. energy supply • Clean, plentiful, reliable and reasonably priced natural gas is leading the way for the U.S. in terms of economic growth and environmental sustainability • However, progress in populated areas such as China and India where coal is the predominate energy source, is essential to reduce global emissions. 17There is good dialogue today for how our society finds effective measures to understand and address climate change. As this dialogue continues, we remain mindful of the following: • U.S. emissions are at a 25 year low • The U.S. leads the world in carbon emission reductions • Natural gas is replacing coal for power generation • 60% of the emission reductions results from increased use of natural gas as the primary U.S. energy supply • Clean, plentiful, reliable and reasonably priced natural gas is leading the way for the U.S. in terms of economic growth and environmental sustainability • However, progress in populated areas such as China and India where coal is the predominate energy source, is essential to reduce global emissions. 17

Culture of Sustainability

A STRONG
foundation
FOR GROWTH

Our businesses embrace the Company's culture of sustainability where progress creates value.

- Conservation program to help customers reduce energy costs and receive energy-saving products and programs
- Modern pipeline infrastructure with zero miles of cast iron
- Invested $144 million in Gas Reliability and Infrastructure Project
- Own and operate Eight Flags, one of the most energy efficient combined heat and power plants (CHP) which displaced reliance on coal
- Own a virtual pipeline, Marlin Gas Service, providing energy solutions to customers across the nation
- Community Gas Systems, an efficient community-based underground infrastructure
- Alternative energy vehicles and fueling stations (e.g., AutoGas and CNG)
- We have successfully replaced millions of gallons of No. 2, 4 and 6 fuel oil
- LNG and RNG opportunities

18

• We embrace a culture of diversity, inclusion, teamwork and entrepreneurship • We promote a culture of safety and compliance and work closely with our first responders and firefighters • We volunteer throughout our service territories, including with the Nature Conservancy, the Food Bank, the YMCA and Special Olympics 19• We embrace a culture of diversity, inclusion, teamwork and entrepreneurship • We promote a culture of safety and compliance and work closely with our first responders and firefighters • We volunteer throughout our service territories, including with the Nature Conservancy, the Food Bank, the YMCA and Special Olympics 19

Chesapeake Utilities Corporation
Committed to Superior Performance – TSR, EPS, Dividend Growth

Chesapeake Utilities Corporation	Total Return (Annualized)		EPS Growth (CAGR)		Dividend Growth (CAGR)		Retention Rate	
Period	CPK	Peer Median	CPK	Peer Average	CPK	Peer Average	CPK	Peer Average
3 Year	15%	12%	10.3%	8.7%	9.9%	6.3%	60%	41%
5 Year	16%	13%	9.4%	7.3%	8.5%	5.4%	59%	35%
10 Year	19%	15%	11.3%	4.0%	6.8%	4.4%	56%	28%
CPK 2018 - 2022 Target	15%		7.75% to 9.50%		Dividend Growth Supported By Earnings Growth		50% to 55%	

CPK Performance thru 12/31/19 - Peer Performance available as of 9/30/19

We seek to identify and develop opportunities to drive our future earnings growth and increase shareholder value.

Executing on Our Strategy:

- Seek development projects to serve new customers, provide new services and expand into new service areas.
- Pursue expansion projects that serve long-term commercial and industrial customers.
- Investing in propane opportunities to access new markets with significant growth potential.
- Pursue new platforms for growth including CNG, LNG, RNG.
- Maintain our track record of financial discipline to invest in earnings accretive projects.

A STRONG foundation FOR GROWTH

20

CHESAPEAKE UTILITIES CORPORATION

Chesapeake Utilities Corporation CPK Stock Price Surpasses $100.00 per share on February 13, 2020 Thank You! The Chesapeake Team is proud of this record achievement in its share price. We appreciate the support and confidence of our shareholders in terms of our future growth potential. 21Chesapeake Utilities Corporation CPK Stock Price Surpasses $100.00 per share on February 13, 2020 Thank You! The Chesapeake Team is proud of this record achievement in its share price. We appreciate the support and confidence of our shareholders in terms of our future growth potential. 21

Any Questions? Jim Moriarty Jeff Householder Beth Cooper Executive Vice President, General President & CEO Executive Vice President, Counsel and Corporate Secretary jhouseholder@chpk.com CFO and Asst. Secretary jmoriarty@chpk.com bcooper@chpk.com Thank You!Any Questions? Jim Moriarty Jeff Householder Beth Cooper Executive Vice President, General President & CEO Executive Vice President, Counsel and Corporate Secretary jhouseholder@chpk.com CFO and Asst. Secretary jmoriarty@chpk.com bcooper@chpk.com Thank You!

Benefits of Boulden Acquisition - Added approximately 5,200 customers in five counties in Delaware, Maryland Ohl Acquisition and Pennsylvania effective 12/16/19 December 2018 - Overlays nicely with Elkton Gas acquisition to establish a strong unified energy delivery platform in Cecil County Boulden Acquisition - Solid customer base with opportunities December 2019 for future growth - Operational synergies, including supply, for northern Delmarva - Additional services and pricing programs are being offered to customers - Operations will be integrated into Sharp’s Delmarva operations Boulden and Ohl acquisitions expected to add $5.2 million margin in 2020 25 24Benefits of Boulden Acquisition - Added approximately 5,200 customers in five counties in Delaware, Maryland Ohl Acquisition and Pennsylvania effective 12/16/19 December 2018 - Overlays nicely with Elkton Gas acquisition to establish a strong unified energy delivery platform in Cecil County Boulden Acquisition - Solid customer base with opportunities December 2019 for future growth - Operational synergies, including supply, for northern Delmarva - Additional services and pricing programs are being offered to customers - Operations will be integrated into Sharp’s Delmarva operations Boulden and Ohl acquisitions expected to add $5.2 million margin in 2020 25 24

Elkton Gas Company Strategic Acquisition for Delmarva Natural Gas Summary of Transaction: • On December 5, 2019, Chesapeake Utilities and South Jersey Industries entered into an agreement under which Chesapeake will acquire Elkton Gas Company for approximately $15 million • The transaction is expected to close by the end of the third quarter 2020, subject to receiving approval from the Maryland Public Service Commission • Elkton Gas serves approximately 7,000 customers within a franchised area of Cecil County, Maryland • Its territory is contiguous to Chesapeake’s franchised service territory in Cecil County, Maryland • Elkton Gas has been a customer of Chesapeake’s interstate transmission pipeline subsidiary, Eastern Shore Natural Gas, since 1959 when natural gas first became available to serve the town of Elkton • Elkton Gas will continue to operate out of its existing office with the same local personnel • With the expanded presence in Cecil County, the gas distribution system can be serviced locally with Chesapeake personnel rather than remotely from our Dover, DE operations center 25Elkton Gas Company Strategic Acquisition for Delmarva Natural Gas Summary of Transaction: • On December 5, 2019, Chesapeake Utilities and South Jersey Industries entered into an agreement under which Chesapeake will acquire Elkton Gas Company for approximately $15 million • The transaction is expected to close by the end of the third quarter 2020, subject to receiving approval from the Maryland Public Service Commission • Elkton Gas serves approximately 7,000 customers within a franchised area of Cecil County, Maryland • Its territory is contiguous to Chesapeake’s franchised service territory in Cecil County, Maryland • Elkton Gas has been a customer of Chesapeake’s interstate transmission pipeline subsidiary, Eastern Shore Natural Gas, since 1959 when natural gas first became available to serve the town of Elkton • Elkton Gas will continue to operate out of its existing office with the same local personnel • With the expanded presence in Cecil County, the gas distribution system can be serviced locally with Chesapeake personnel rather than remotely from our Dover, DE operations center 25

Existing Cecil County Operations Elkton Gas and Chesapeake Utilities Current SJI – Elkton Current CPK - Cecil County Cecil County Operations Operations • Leased • No Office or Administrative Operations Office Space Facilities in Cecil County • Owned Operations Facilities • No Local • Nine Local Employees; Employees Employees of the Delaware Division • 7,000 Customers, Provide Support Primarily Residential • 30 Commercial, 7 Industrial and 3 Residential Customers 26Existing Cecil County Operations Elkton Gas and Chesapeake Utilities Current SJI – Elkton Current CPK - Cecil County Cecil County Operations Operations • Leased • No Office or Administrative Operations Office Space Facilities in Cecil County • Owned Operations Facilities • No Local • Nine Local Employees; Employees Employees of the Delaware Division • 7,000 Customers, Provide Support Primarily Residential • 30 Commercial, 7 Industrial and 3 Residential Customers 26

Elkton Gas Company Strategic Fit • Elkton Gas gives CPK an operational platform in Cecil County including personnel, a contractor pool and an operations center which will enable Chesapeake to more quickly expand our footprint in Cecil County • Additional growth is expected in the area, due to its proximity to I-95 and the potential for a new interchange which is expected to spur additional commercial and industrial development • A new 623 acre mixed use development has been proposed that would potentially add 4,289,000 sq. ft. of industrial/warehouse space, 257,600 sq. ft. of commercial/retail space and 1,205 homes • Access to I-95 also provides potential opportunities for Marlin to expand its CNG and LNG business • The acquisition will provide access to additional upstream capacity resources 27Elkton Gas Company Strategic Fit • Elkton Gas gives CPK an operational platform in Cecil County including personnel, a contractor pool and an operations center which will enable Chesapeake to more quickly expand our footprint in Cecil County • Additional growth is expected in the area, due to its proximity to I-95 and the potential for a new interchange which is expected to spur additional commercial and industrial development • A new 623 acre mixed use development has been proposed that would potentially add 4,289,000 sq. ft. of industrial/warehouse space, 257,600 sq. ft. of commercial/retail space and 1,205 homes • Access to I-95 also provides potential opportunities for Marlin to expand its CNG and LNG business • The acquisition will provide access to additional upstream capacity resources 27

Del-Mar Energy Pathway Project Under Development Strategic Growth Initiative Provides additional natural gas transmission pipeline infrastructure in Eastern Sussex County, Delaware and expands service into Somerset County, Maryland; serves four large anchor customers • Estimated Project Cost: $ 37 MM • Estimated In Service Date: Beginning of fourth quarter 2021* • Estimated Annual Gross Margin: • 2019- $ 0.7 million (Interim Service) • 2020- $ 2.5 million • 2021- $ 4.1 MM • 2022 forward - $ 5.1 MM *FERC issued authorization for the project on January 7, 2020. 28Del-Mar Energy Pathway Project Under Development Strategic Growth Initiative Provides additional natural gas transmission pipeline infrastructure in Eastern Sussex County, Delaware and expands service into Somerset County, Maryland; serves four large anchor customers • Estimated Project Cost: $ 37 MM • Estimated In Service Date: Beginning of fourth quarter 2021* • Estimated Annual Gross Margin: • 2019- $ 0.7 million (Interim Service) • 2020- $ 2.5 million • 2021- $ 4.1 MM • 2022 forward - $ 5.1 MM *FERC issued authorization for the project on January 7, 2020. 28

West Palm Beach Expansion Enhances Reliability and Provides Additional Customer Growth • $33 million capital investment • $2.1 million margin in 2019 • $5.0 million margin in 2020 • $5.2 million margin in 2020 • Q4 - 2018 initial service; fully in-service Q1 - 2020 • Four PPC projects to serve FPU’s natural gas distribution systems expansions in Palm Beach County. - Projects /Phases include Belvedere, Westlake/Arden, Avenir and Research Park - Marlin Gas is providing temporary service for customers ahead of the project schedule • Resolves a pipeline capacity constraint. 29West Palm Beach Expansion Enhances Reliability and Provides Additional Customer Growth • $33 million capital investment • $2.1 million margin in 2019 • $5.0 million margin in 2020 • $5.2 million margin in 2020 • Q4 - 2018 initial service; fully in-service Q1 - 2020 • Four PPC projects to serve FPU’s natural gas distribution systems expansions in Palm Beach County. - Projects /Phases include Belvedere, Westlake/Arden, Avenir and Research Park - Marlin Gas is providing temporary service for customers ahead of the project schedule • Resolves a pipeline capacity constraint. 29

Callahan Pipeline Nassau County, Florida Peninsula Pipeline is constructing a jointly owned 26 mile pipeline serving Nassau and Duval counties in Florida; Project will be jointly owned and built with Seacoast Gas Transmission (affiliate of Emera) • Estimated CPK Project Cost: $ 32.5 Million* • Estimated In Service Date: Third Quarter of 2020 • Estimated Annual Gross Margin: • 2020- $ 3.2 million • 2021 forward - $ 6.4 million • 15 Miles of pipe constructed already and project is on schedule *Total project cost is estimated at $65 million – Chesapeake and Seacoast will fund 50% each. 30Callahan Pipeline Nassau County, Florida Peninsula Pipeline is constructing a jointly owned 26 mile pipeline serving Nassau and Duval counties in Florida; Project will be jointly owned and built with Seacoast Gas Transmission (affiliate of Emera) • Estimated CPK Project Cost: $ 32.5 Million* • Estimated In Service Date: Third Quarter of 2020 • Estimated Annual Gross Margin: • 2020- $ 3.2 million • 2021 forward - $ 6.4 million • 15 Miles of pipe constructed already and project is on schedule *Total project cost is estimated at $65 million – Chesapeake and Seacoast will fund 50% each. 30

Aspire Energy – Natural Gas Pipeline Project
Guernsey Power Station

- In December 2017, Aspire executed a binding precedent agreement with Guernsey Power Station, LLC (GPS) providing for the relocation of an existing 6” steel Aspire pipeline (completed March 2018). Aspire received the exclusive rights to provide natural gas transportation services for a ten year (300,000 Dths per day for a proposed 1,650 MW power plant).
- Guernsey Power Station began construction in Q4 2019. Aspire is finishing design and reviewing bids for construction of interconnect facilities between the Tallgrass Energy Partners Rockies Express Pipeline (REX) and GPS.
- GPS is expected to be in service by late 2021.


Existing Aspire Line

Capital Expenditures	$5.5MM
Annual Margin	$1.4MM

A STRONG foundation FOR GROWTH

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CHESAPEAKE UTILITIES CORPORATION